UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 19, 2014

Date of Report (Date of earliest event reported)

iHookup Social, Inc.
f/k/a Titan Iron Ore Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-52917	98-0546715
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

125 E. Campbell Ave., Campbell, California 95008

(Address of principal executive offices) (Zip Code)

(855) 473-7473

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Master Services Agreement with Viral Networks Inc.

Effective September 19, 2014 (the “Effective Date”), the Company entered into a Master Services Agreement (the “Agreement”) with Viral Networks Inc. (“Megacast”), whereby  Megacast will provide services including, but not limited to content creation, video production, consulting, online marketing, and radio marketing.

The term of the Agreement is twelve months beginning on the Effective Date. The Company will pay Megacast $7,500 per month for these services. The Company and Megacast may terminate the Agreement without cause by providing the other party 90 days written notice.

Item  9.01 Financial Statements and Exhibits.

Exhibit Number	Exhibit
10.1*	Master Services Agreement dated September 19, 2014 by and between Viral Networks Inc. and iHookup Social Inc.
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iHookup Social, Inc.

Date: September 25, 2014	By: /s/ Robert Rositano
Robert Rositano
CEO